Exhibit 99.3 SUPPLEMENTAL PORTFOLIO INFORMATION THE PMI GROUP, INC.

DEFINITION OF TERMS
2/28s – refers to loans with interest rates that are fixed for two years and reset to a new interest rate at the end of year two for the remaining term of the loan.
ARMs – refers to loans with adjustable interest rates.  We consider a loan an ARM if its interest rate may be adjusted prior to the loan’s fifth anniversary.
A Quality Loans – we define A quality to include loans with credit scores of 620 and greater.
Alt-A Loans – we consider a loan Alt-A if it has a credit score of 620 or greater and the borrower requests and is given the option of providing reduced documentation verifying income, assets, deposit information and/or employment.
Captive Reinsurance – refers to agreements in which a portion of risk insured by PMI is reinsured by a captive reinsurance company affiliated with the mortgage originator or investor.
Defaults –
our primary mortgage insurance master policy defines “default” as the borrower’s failure to pay when due an amount equal to the scheduled monthly mortgage payment under the terms of the mortgage.  Generally, the master policies require an insured to notify PMI of a default no later than the last business day of the month following the month in which the borrower becomes three monthly payments in default.  For reporting purposes and internal tracking purposes, we do not consider a loan to be in default until the borrower has missed two consecutive payments.  Depending upon its scheduled payment date, a loan delinquent for two consecutive monthly payments could be reported to PMI between the 31 st
and the 60
th
day after the first missed
payment.
Flow – generally refers to mortgage insurance offered on a loan-by-loan basis to lenders.
GSE Pool – refers to a traditional pool product for mortgage loans sold by PMI’s customers to the GSEs.  This product was available from 1997 to 2001.
Interest Only Loans – refers to loans that do not reduce principal during the initial deferral period (usually between two and ten years) and therefore do not accumulate equity through loan amortization during the initial deferral period.
Insurance in Force (IIF) – refers to the current principal balance of all outstanding mortgage loans with insurance coverage as of a given date.
Less-than-A Quality Loans – we define less-than-A credit quality loans to include loans with credit scores of 619 or below. The majority of our less-than-A-quality loans have credit scores above 575.

DEFINITION OF TERMS

Loan Modification –
a permanent change in one or more of the terms of a mortgagor’s loan, which allows the loan to be reinstated.
Modified Pool Insurance – modified pool insurance may be used in addition to primary mortgage insurance or may be placed on loans that do not require primary insurance.  Coverage of modified pool products varies.  Some products provide first loss protection by covering a percentage of the losses on individual loans held within the pool of insured loans up to a stated
aggregate loss limit (“stop loss limit”) for the entire pool.  Some modified pool products offer mezzanine-level coverage by providing for claims payments only after a predetermined cumulative claims level, or deductible, is reached.
New Insurance Written (NIW) – refers to the original principal balance of all loans that receive new primary mortgage insurance coverage during a given period.
New Risk Written (NRW) – refers to the aggregate dollar amount of each insured mortgage loan’s current principal balance multiplied by the insurance coverage percentage specified in the policy for all loans that receive new primary mortgage insurance coverage during a given period.
Old Pool – refers to a traditional pool product for mortgage loans sold by PMI’s customers to capital market participants.
Organic Cure –
generally refers to the borrower paying the mortgage payments in arrears and the loan being reported by the servicers as current.
Payment Option ARMs – generally refers to loans that provide the borrower an option every month to make a payment consisting of principal and interest, interest only, or an amount established by the lender that may be less than the interest owed.
Primary Insurance – refers to mortgage insurance placed on a loan-by-loan basis through our “flow” channel and mortgage insurance issued for mortgage-backed securities and portfolio investors through our “structured transactions” channel. Primary insurance does not include pool or modified pool information.
Primary Risk in Force – refers to the aggregate dollar amount of each insured mortgage loan’s current principal balance multiplied by the insurance coverage percentage specified in the policy for insurance policies issued through our “flow” and “structured transactions” channels only.
Risk in Force (RIF) –
refers to the aggregate dollar amount of each insured mortgage loan’s current principal balance multiplied by the insurance coverage percentage specified in the policy.
Structured – generally refers to mortgage insurance offered by PMI that covers large portfolios of mortgage loans and is provided to issuers of mortgage backed securities (“MBS”) and portfolio investors.
Traditional Pool – covers the entire loss on a defaulted mortgage loan that exceeds the claim payment under any primary insurance coverage, up to a stated aggregate loss limit, or stop loss, for all of the loans in a pool. PMI is not currently offering traditional pool insurance to its customers.

CURES
FOCUS ON PARTICULAR PRIMARY PORTFOLIO SEGMENTS
PRIMARY PORTFOLIO CHARACTERISTICS BY VINTAGE
MODIFIED POOL CHARACTERISTICS BY VINTAGE
9
16
18
25
32
4
CAPTIVE REINSURANCE
35
PORTFOLIO CATEGORIES
5
CONTENTS OF PRESENTATION
PRIMARY PORTFOLIO CHARACTERISTICS
PRIMARY PORTFOLIO VINTAGE DEVELOPMENT
14

PORTFOLIO CATEGORIES 5 PORTFOLIO CATEGORIES * * * * * * * * * * * * * * * * * * * * * * * * * * * *

Primary  Flow
86%
Primary
Structured
12%
Modified
Pool
1%
GENERAL PORTFOLIO CATEGORIES
Primary Flow Insurance
$21.0 billion of risk in force.
Primary mortgage insurance offered to lenders on a
loan-by-loan basis.
Primary Structured Insurance
$2.8 billion of risk in force.
Credit enhancement solutions offered across the credit
spectrum to agency and non-agency MBS issuers as
well as portfolio investors.
Modified Pool Risk in Force
$0.3 billion of remaining risk in force. (1)
Insurance offered to agency and non-agency MBS issuers
and investors.
Other Pool
$0.3 billion of remaining risk in force. (1)
Prior to 2002, PMI offered certain pool insurance
products, referred to principally as GSE or Old Pool, to
lenders, the GSEs and non-agency market.
Other
Pool
1%
* At June 30, 2011.
Note: Due to rounding, the sum of percentages may not total 100%.
(1)
Remaining risk in force for modified and other pool excludes non-performing risk exposures, for which loss reserves have been established.
$23.7 BILLION PRIMARY RISK IN FORCE
AND $0.6 BILLION POOL RISK IN FORCE*

$23.7 BILLION PRIMARY RISK IN FORCE*
Legacy: Performing
56%
New writings
23%
GENERAL PORTFOLIO CATEGORIES
Legacy (1) : Performing
$13.2 billion of risk in force.
Continues to perform through the housing downturn
and generates strong annual revenues.
Legacy (1) : Non-performing
$5.1 billion of risk in force.
Key focus of PMI’s loss mitigation efforts.
PMI’s Homeownership Preservation Initiatives.
Home Affordable Modification Program (HAMP).
Other loan modification and workout programs.
New writings (2)
$5.4 billion of risk in force.
High quality business originated under new guidelines and
higher premium rates.
* At June 30, 2011.
Note: Due to rounding, the sum of percentages may not total 100%.
Legacy:
Non-performing
21%
(1)
Legacy refers to risk in force from June 30, 2008 and prior.
(2)
New writings refers to risk in force originated from July 1, 2008 through June 30, 2011.

NEW WRITINGS*
New writings
$5.4 billion of risk in force from $30.6 billion of new insurance written in 2H 2008, 2009, 2010 and 1H 2011.
High quality business originated under new guidelines and higher premium rates.
* At June 30, 2011.
(1)
Condominium includes Townhouses and Cooperatives.
New writings characteristics as percentage of risk in force:
Loan Type
100% Fixed Rate
Documentation
100% Full Documentation
Property Type
85% Single Family
15% Condominium (1)
Occupancy
96% Owner Occupied
3% Second Home
Average FICO of 746
94% FICO 680 and above
75% FICO 720 and above
Average Loan to Value of 90%
98% at 95% LTV and below
60% at 90% LTV and below
Average loan size of $216,337

9 * * * * * * * * * * * * * * * * * * * * * * * * * * * *

U.S. PORTFOLIO AGE DISTRIBUTION 10 (1) Average loan fixed annual mortgage interest rate. Note: Due to rounding, the sum of percentages may not total 100%.

U.S. PORTFOLIO CREDIT SCORE DISTRIBUTION 11 Note: Due to rounding, the sum of percentages may not total 100%. * Through June 30, 2011.

U.S. PORTFOLIO LOAN TO VALUE DISTRIBUTION

Note: Due to rounding, the sum of percentages may not total 100%.
LTVs between 85.01%
and 90%
LTVs above
97%
LTVs between 95.01%
and 97%
LTVs between 90.01% and
95%
LTVs of 85% and
below
(1)
At origination.
* Through June 30, 2011.

U.S. PORTFOLIO GEOGRAPHIC DISTRIBUTION

(1)
Top ten states as determined by primary RIF on June 30, 2011.
(2)
Default rates as of June 30, 2011, December 31, 2010 and June 30, 2010
9.4%
8.2%
7.4%
5.2%
4.0%
3.5%
4.1%
3.4%
4.6%
3.3%
Florida 9.4% 39.99% 40.57% 40.75%
Texas 8.2% 10.11% 11.45% 11.88%
California 7.4% 26.59% 29.48% 33.82%
Illinois 5.2% 23.84% 24.63% 24.92%
Georgia 4.6% 19.18% 20.59% 22.19%
% of RIF
(1)
Jun 2011 Dec 2010 Jun 2010
New York 4.1% 20.18% 20.39% 19.55%
Ohio 4.0% 16.54% 17.20% 17.03%
Pennsylvania 3.5% 15.32% 15.80% 15.05%
New Jersey 3.4% 26.26% 25.35% 24.88%
Washington 3.3% 18.36% 17.76% 17.12%
% of RIF
(1)
Jun 2010 Dec 2010
Jun 2010
TOP TEN STATES – PERCENT OF PRIMARY RISK IN FORCE AND DEFAULT RATES
Primary Default Rates
(2)
Primary Default Rates
(2)

14 * * * * * * * * * * * * * * * * * * * * * * * * * * * *

PRIMARY PORTFOLIO VINTAGE DEVELOPMENT

NOTICE OF DEFAULT RECEIVED BY VINTAGE
Note: Vintage refers to the origination year.
1
2
3
4
5
6
New notices of default have declined from their peaks for 2005, 2006, 2007 and 2008 vintages.
The 2008, 2009 and 2010 vintages are exhibiting fewer new notices of default than previous vintages.
2007
2006
2008
2005
2009 2010

16 * * * * * * * * * * * * * * * * * * * * * * * * * * * *

Note:  Due to reporting lags from servicers, cures are understated.
Excludes rescissions and claim denials.
(1)
Other workouts includes forbearance plans and other retention workouts.
29,057
26,349
14,139
(1)
23,375
5,141
4,645
2-3 Payments
in Default
4-11 Payments
in Default
12 Payments
or more in Default
Organic cures, as a percentage of total cures, increased in the 2-3 and 4-11 payments in default categories in 1H 2011, while remaining essentially flat in the 12 payments or more default category.
CURES

18 * * * * * * * * * * * * * * * * * * * * * * * * * * * *

19 2011 2012 2013 TOTAL INTEREST RATE ADJUSTMENTS AS A PERCENTAGE OF PRIMARY RISK IN FORCE: 0.053% 0.004% 0.004% U.S. PORTFOLIO INTEREST RATE ADJUSTMENTS

(1)
Condominium includes Townhouses and Cooperatives.
(2)
Excludes unreported FICO scores.
(3)
At origination.
% of
CA RIF
CA % of
Total RIF
CA % of
Total RIF
% of
CA RIF
CALIFORNIA AT JUNE 30, 2011
$1.7 BILLION OF TOTAL RISK IN FORCE
7.4% OF PMI’S PRIMARY RISK IN FORCE
$287,127 AVERAGE LOAN SIZE
MSA Distribution of Total Primary RIF
Oakland-Fremont-Hayward, CA– 0.4%
San Diego-Carlsbad-San Marcos – 0.6%
Sacramento--Arden-Arcade—Roseville – 0.7%
Riverside-San Bernardino-Ontario – 1.3%
Los Angeles-Long Beach-Glendale – 1.5%
Note: Due to rounding, the sum of percentages may not total 100%.
LOAN TYPE
Fixed Rate 83.2% 6.1%
ARM 16.8% 1.2%
PROPERTY TYPE (1)
Single Family 81.0% 6.0%
Condominium 16.0% 1.2%
Multi-Family and other 3.0% 0.2%
OCCUPANCY
Primary Residence 94.4% 6.9%
Second Home 2.6% 0.2%
Non-owner occupied 3.0% 0.2%
ALT-A 24.2% 1.8%
FICO SCORES (2)
720 and above  47.1% 3.5%
680-719 25.2% 1.9%
620-679 24.8% 1.8%
575-619 2.2% 0.2%
Less than 575 0.6% 0.0%
LOAN TO VALUE (3)
Above 97.00% 11.4% 0.8%
95.01% to 97.00% 2.1% 0.2%
90.01% to 95.00% 20.4% 1.5%
85.01% to 90.00% 53.3% 3.9%
85.00% and below 12.8% 0.9%

FLORIDA AT JUNE 30, 2011

% of
FL RIF
FL % of
Total RIF
% of
FL RIF
FL % of
Total RIF
$2.2 BILLION OF TOTAL RISK IN FORCE
9.4% OF PMI’S PRIMARY RISK IN FORCE
$170,957 AVERAGE LOAN SIZE
Note: Due to rounding, the sum of percentages may not total 100%.
Tampa-St. Petersburg-Clearwater, FL– 1.4%
MSA Distribution of Total Primary RIF
Jacksonville, FL– 0.7%
Fort Lauderdale-Deerfield Beach, FL– 1.0%
Miami-Miami Beach-Kendall, FL– 1.5%
Orlando-Kissimmee, FL– 1.4%
(1)
Condominium includes Townhouses and Cooperatives.
(2)
Excludes unreported FICO scores.
(3)
At origination.
LOAN TYPE
Fixed Rate 85.8% 8.0%
ARM 14.2% 1.3%
PROPERTY TYPE (1)
Single Family 73.2% 6.8%
Condominium 25.0% 2.3%
Multi-Family and other 1.8% 0.2%
OCCUPANCY
Primary Residence 81.6% 7.6%
Second Home 11.0% 1.0%
Non-owner occupied 7.4% 0.7%
ALT-A 30.6% 2.9%
FICO SCORES (2)
720 and above  36.6% 3.4%
680-719 26.8% 2.5%
620-679 30.7% 2.9%
575-619 4.3% 0.4%
Less than 575 1.3% 0.1%
LOAN TO VALUE (3)
Above 97.00% 20.0% 1.9%
95.01% to 97.00% 2.9% 0.3%
90.01% to 95.00% 29.5% 2.8%
85.01% to 90.00% 41.0% 3.8%
85.00% and below 6.6% 0.6%

ARIZONA AT JUNE 30, 2011

% of            AZ % of
AZ RIF
Total RIF
% of
AZ RIF
AZ % of
Total RIF
$0.6 BILLION OF TOTAL RISK IN FORCE
2.3% OF PMI’S PRIMARY RISK IN FORCE
$181,716 AVERAGE LOAN SIZE
Lake Havasu City-Kingman, AZ-0.1%
Prescott, AZ – 0.1%
Yuma, AZ-0.1%
Tucson, AZ-0.4%
Phoenix-Mesa, AZ – 1.6%
MSA Distribution of Total Primary RIF
Note: Due to rounding, the sum of percentages may not total 100%.
(1)
Condominium includes Townhouses and Cooperatives.
(2)
Excludes unreported FICO scores.
(3)
At origination.
LOAN TYPE
Fixed Rate 91.5%          2.1%
ARM 8.5% 0.2%
PROPERTY TYPE (1)
Single Family 85.7%          2.0%
Condominium 11.3% 0.3%
Multi-Family and other 3.0% 0.1%
OCCUPANCY
Primary Residence 87.6%          2.0%
Second Home 7.9% 0.2%
Non-owner occupied 4.4% 0.1%
ALT-A 17.6% 0.4%
FICO SCORES (2)
720 and above  40.8% 1.0%
680-719 25.6% 0.6%
620-679 27.8% 0.6%
575-619 3.7% 0.1%
Less than 575 0.9% 0.0%
LOAN TO VALUE (3)
Above  97.00%
95.01% to 97.00% 2.7% 0.1%
90.01% to 95.00% 24.2% 0.6%
85.01% to 90.00% 41.0% 1.0%
85.00% and below 7.2% 0.2%
24.9% 0.6%

NEVADA AT JUNE 30, 2011

% of            NV % of
NV RIF Total RIF
% of
NV RIF
NV % of
Total RIF
$0.3 BILLION OF TOTAL RISK IN FORCE
1.4% OF PMI’S PRIMARY RISK IN FORCE
$223,124 AVERAGE LOAN SIZE
Note: Due to rounding, the sum of percentages may not total 100%.
Las Vegas-Paradise, NV-1.1%
Reno-Sparks, NV-0.2%
Carson City, NV-0.01%
MSA Distribution of Total Primary RIF
(1)
Condominium includes Townhouses and Cooperatives.
(2)
Excludes unreported FICO scores.
(3)
At origination.
LOAN TYPE
Fixed Rate 84.5%          1.2%
ARM 15.5% 0.2%
PROPERTY TYPE
(1)
Single Family 80.0%          1.1%
Condominium 18.4% 0.3%
Multi-Family and other 1.6% 0.0%
OCCUPANCY
Primary Residence 84.2%          1.2%
Second Home 11.3% 0.2%
Non-owner occupied 4.5% 0.1%
ALT-A 25.5% 0.4%
FICO SCORES
(2)
720 and above  41.6% 0.6%
680-719 27.0% 0.4%
620-679 28.2% 0.4%
575-619 2.4% 0.0%
Less than 575 0.4% 0.0%
LOAN TO VALUE
(3)
Above  97.00% 17.0% 0.2%
95.01% to 97.00% 1.7% 0.0%
90.01% to 95.00% 26.7% 0.4%
85.01% to 90.00% 47.0% 0.7%
85.00% and below 7.6% 0.1%

ALT-A AT JUNE 30, 2011

% of
Alt-A RIF
Alt-A % of
Total RIF
Alt-A % of
Total RIF
$3.5 BILLION OF TOTAL RISK IN FORCE
14.7% OF PMI’S PRIMARY RISK IN FORCE
$201,437 AVERAGE LOAN SIZE
GUIDELINE CHANGES
% of
Alt-A RIF
Note: Due to rounding, the sum of percentages may not total 100%.
(1)
Condominium includes Townhouses and Cooperatives.
(2)
Excludes unreported FICO scores.
(3)
At origination.
State Distribution of Alt-A RIF
0.00% to 1.00%
1.00% to 2.00%
2.00% to 5.00%
5.00% to 10.00%
>10.00%
With the exception of previously issued
commitments, effective June 1, 2008, PMI no
longer insures Alt-A
LOAN TYPE
Fixed Rate 78.8%       11.6%
ARM 21.2% 3.1%
PROPERTY TYPE (1)
Single Family 77.9%        11.4%
Condominium 14.8% 2.2%
Multi-Family and other 7.3% 1.1%
OCCUPANCY
Primary Residence 83.0%       12.2%
Second Home 6.2% 0.9%
Non-owner occupied 10.7% 1.6%
FICO SCORES (2)
720 and above  37.5% 5.5%
680-719 35.4% 5.2%
620-679 27.1% 4.0%
LOAN TO VALUE (3)
Above 97.00% 12.0% 1.8%
95.01% to 97.00% 0.2% 0.0%
90.01% to 95.00% 27.7% 4.1%
85.01% to 90.00% 50.5% 7.4%
85.00% and below 9.6% 1.4%

25 * * * * * * * * * * * * * * * * * * * * *

RISK CHARACTERISTICS: TOTAL PRIMARY PORTFOLIO
Risk in Force (dollars in millions). Default Rate (as measured by policies).
TOTAL PRIMARY RISK IN FORCE AS OF JUNE 30, 2011
Total Primary Portfolio:
PMI’s total primary book is primarily driven by the flow channel.
Loans are primarily fixed rate and owner occupied with FICO scores greater than 620.
Certain geographies and select products have exhibited heightened levels of defaults.

PORTFOLIO CHARACTERISTICS – PRIMARY RIF AS OF JUNE 30, 2011

(1)
Excludes unreported FICO scores.
(2)
At origination.
Note:  Categories are not mutually exclusive except for Credit Score and Loan Type.  Vintage refers to the year that the insurance was issued.
All $ in Millions
CREDIT  SCORE
(1)
LOAN TYPE
Total Less than 575 575 - 619 620 - 679 680 - 719 720 and above Fixed Rate ARM 2/28s
Total Portfolio $23,744.0 $396.3 $1,128.2 $6,503.5 $5,660.8 $9,911.2 $21,933.6 $1,499.1 $311.3
Default Rate 19.4% 40.2% 33.4% 26.6% 19.5% 10.4% 17.9% 40.9% 50.8%
2011 Vintage $700.1 $0.0 $0.0 $2.3 $122.7 $573.6 $699.4 $0.7 $0.0
Default Rate 0.0% NA NA 0.0% 0.0% 0.0% 0.0% 0.0% NA
2010 Vintage $1,445.6 $0.1 $0.0 $0.8 $240.6 $1,203.5 $1,444.6 $1.0 $0.0
Default Rate 0.2% 0.0% NA 0.0% 0.5% 0.1% 0.2% 0.0% NA
2009 Vintage $1,518.4 $0.2 $0.2 $56.9 $272.9 $1,185.6 $1,514.8 $3.5 $0.0
Default Rate 1.9% 0.0% 0.0% 9.7% 3.3% 1.2% 1.8% 12.5% NA
2008 Vintage $3,356.0 $4.4 $40.1 $629.4 $888.4 $1,790.4 $3,314.9 $41.1 $0.0
Default Rate 13.2% 49.2% 34.9% 22.1% 14.6% 8.4% 13.1% 28.8% NA
2007 Vintage $6,181.5 $152.9 $423.0 $1,964.7 $1,565.0 $2,060.1 $5,795.0 $355.7 $30.8
Default Rate 27.8% 46.0% 38.2% 31.1% 27.0% 19.3% 27.1% 38.0% 52.6%
2006 Vintage $3,333.9 $45.5 $153.9 $1,209.0 $861.6 $1,046.9 $2,753.7 $424.4 $155.8
Default Rate 28.6% 46.1% 37.1% 32.8% 28.9% 20.5% 25.2% 51.5% 54.3%
2005 Vintage $2,712.4 $38.6 $126.0 $1,010.0 $691.6 $824.8 $2,220.7 $392.3 $99.3
Default Rate 23.8% 40.5% 32.9% 28.3% 24.0% 15.7% 20.1% 46.2% 52.3%
2004 Vintage and Prior $4,496.1 $154.6 $385.0 $1,630.4 $1,018.0 $1,226.3 $4,190.3 $280.3 $25.4
Default Rate 17.2% 34.1% 28.2% 20.5% 14.6% 9.0% 16.3% 31.0% 36.0%
All $ in Millions, except for Average Loan Size SPECIFIC PORTFOLIO CHARACTERISTICS
Interest Only LTV > 97% Alt-A California Florida Auto States Avg Loan Size Avg LTV
(2)
Avg FICO
Total Portfolio $2,224.2 $4,520.2 $3,485.8 $1,746.1 $2,222.2 $3,212.0 $162,370 93% 699
Default Rate 39.0% 24.9% 38.8% 26.6% 40.0% 19.9%
2011 Vintage $0.0 $0.0 $0.0 $67.0 $9.0 $79.5 $224,423 91% 756
Default Rate NA NA NA 0.0% 0.6% 0.0%
2010 Vintage $0.0 $0.0 $0.0 $103.8 $16.4 $173.8 $217,846 90% 758
Default Rate 0.0% NA NA 0.2% 0.6% 0.2%
2009 Vintage $2.4 $0.0 $1.9 $49.8 $30.6 $179.5 $208,175 90% 750
Default Rate 3.1% 0.0% 47.4% 1.2% 4.0% 1.9%
2008 Vintage $182.5 $205.1 $164.3 $345.1 $177.5 $413.6 $199,826 91% 721
Default Rate 22.9% 21.9% 32.4% 15.3% 29.3% 14.1%
2007 Vintage $1,096.1 $2,121.8 $1,410.8 $549.9 $686.2 $706.3 $182,628 94% 686
Default Rate 40.8% 29.0% 41.6% 39.0% 50.3% 26.5%
2006 Vintage $557.7 $897.8 $994.1 $245.8 $495.7 $452.0 $167,310 93% 690
Default Rate 41.0% 25.4% 43.3% 50.9% 55.7% 25.6%
2005 Vintage $322.0 $539.4 $541.3 $208.1 $399.6 $418.6 $150,934 92% 691
Default Rate 40.2% 22.3% 40.0% 44.9% 44.6% 22.1%
2004 Vintage and Prior $63.6 $756.0 $373.5 $176.6 $407.3 $788.8 $106,455 93% 681
Default Rate 32.7% 17.9% 25.3% 15.7% 23.6% 20.8%

$19,835
$5,073
$5,542
$9,138
$20,972
$855
$3,709
$2,749
$1,452
$1,929
$1,136
$1,761
$231
$0
$2,836
41.9%
25.5%
19.0%
10.1%
18.3%
33.5%
39.0%
25.4%
39.4%
24.6%
40.0%
17.4%
18.7%
44.1%
Total 720 and
above
680 -
719
620 -
679
575 -
619
Less
than 575
Fixed
Rate
ARMs 2/28s Interest
Only
LTV>97 Alt-A Calif. Florida Auto
States
CREDIT SCORE
LOAN TYPE
RISK CHARACTERISTICS
RISK CHARACTERISTICS: FLOW
28
TOTAL
Primary Flow Portfolio:
PMI’s primary flow book represents 88% of primary risk in force and is primarily owner occupied, fixed rate loans with FICO scores greater than 620.
Approximately 94% of flow risk in force is within conforming loan limits.
Approximately 39% of flow risk in force is in captive reinsurance agreements.
FLOW RISK IN FORCE AS OF JUNE 30, 2011
Risk in Force (dollars in millions).
Default Rate (as measured by policies).

PORTFOLIO CHARACTERISTICS – FLOW RIF AS OF JUNE 30, 2011

(1)
Excludes unreported FICO scores.
(2)
At origination.
Note:  Categories are not mutually exclusive except for Credit Score and Loan Type.  Vintage refers to the year that the insurance was issued.
All $ in Millions, except for Average Loan Size
CREDIT  SCORE
(1)
LOAN TYPE
Total Less than 575 575 - 619 620 - 679 680 - 719 720 and above Fixed Rate ARM 2/28s
CREDIT  SCORE
(1)
CREDIT  SCORE
(1)
CREDIT  SCORE
(1)
CREDIT  SCORE
(1)
CREDIT  SCORE
(1)
Total Portfolio $20,971.5 $230.5 $855.1 $5,542.3 $5,072.9 $9,137.6 $19,835.1 $1,136.4 n/a
Default Rate 18.3% 44.1% 33.5% 25.5% 19.0% 10.1% 17.4% 41.9% n/a
2011 Vintage $700.1 $0.0 $0.0 $2.3 $122.7 $573.6 $699.4 $0.7 n/a
Default Rate 0.0% NA NA 0.0% 0.0% 0.0% 0.0% 0.0% n/a
2010 Vintage $1,445.6 $0.1 $0.0 $0.8 $240.6 $1,203.5 $1,444.6 $1.0 n/a
Default Rate 0.2% 0.0% NA 0.0% 0.5% 0.1% 0.2% 0.0% n/a
2009 Vintage $1,518.3 $0.2 $0.2 $56.9 $272.9 $1,185.6 $1,514.7 $3.5 n/a
Default Rate 1.9% 0.0% 0.0% 9.7% 3.3% 1.2% 1.8% 12.5% n/a
2008 Vintage $3,309.6 $3.6 $38.1 $616.2 $876.1 $1,772.2 $3,273.6 $36.0 n/a
Default Rate 13.2% 48.9% 34.3% 22.0% 14.7% 8.5% 13.0% 31.1% n/a
2007 Vintage $5,135.3 $105.7 $340.6 $1,693.3 $1,329.2 $1,650.6 $4,913.9 $221.4 n/a
Default Rate 28.7% 53.1% 39.8% 31.4% 28.1% 20.8% 28.1% 48.3% n/a
2006 Vintage $2,520.8 $19.2 $106.1 $869.3 $676.4 $832.8 $2,190.2 $330.6 n/a
Default Rate 27.1% 49.6% 35.4% 30.2% 28.3% 20.5% 24.7% 54.7% n/a
2005 Vintage $2,334.3 $16.9 $89.8 $834.2 $608.9 $763.1 $2,020.2 $314.1 n/a
Default Rate 22.2% 41.5% 30.3% 25.8% 23.0% 15.6% 19.8% 44.1% n/a
2004 Vintage and Prior $4,007.5 $84.7 $280.3 $1,469.4 $946.0 $1,156.3 $3,778.4 $229.1 n/a
Default Rate 16.7% 35.8% 28.1% 20.4% 14.7% 9.1% 16.1% 28.1% n/a
SPECIFIC PORTFOLIO CHARACTERISTICS
Interest Only LTV > 97% Alt-A California Florida Auto States Avg Loan Size Avg LTV
(2)
Avg FICO
Total Portfolio $1,760.7 $3,709.2 $2,749.4 $1,451.6 $1,928.5 $2,836.4 $163,281 93% 703
Default Rate 39.0% 25.4% 39.4% 24.6% 40.0% 18.7%
2011 Vintage $0.0 $0.0 $0.0 $67.0 $9.0 $79.5 $224,423 91% 756
Default Rate NA NA NA 0.0% 0.6% 0.0%
2010 Vintage $0.0 $0.0 $0.0 $103.8 $16.4 $173.8 $217,846 90% 758
Default Rate 0.0% NA NA 0.2% 0.6% 0.2%
2009 Vintage $2.4 $0.0 $1.9 $49.8 $30.6 $179.5 $208,177 90% 750
Default Rate 3.1% 0.0% 47.4% 1.2% 4.0% 1.9%
2008 Vintage $181.7 $187.9 $163.0 $343.9 $175.9 $409.7 $199,907 91% 721
Default Rate 23.0% 22.2% 32.7% 15.3% 29.1% 13.9%
2007 Vintage $949.6 $1,794.8 $1,221.8 $463.2 $562.5 $593.9 $183,482 94% 688
Default Rate 42.3% 29.9% 42.9% 40.8% 53.4% 26.5%
2006 Vintage $347.7 $682.5 $633.9 $142.5 $401.1 $334.3 $166,581 93% 694
Default Rate 42.9% 25.3% 46.5% 51.2% 55.6% 23.6%
2005 Vintage $223.2 $481.2 $419.4 $133.3 $370.9 $350.4 $149,565 93% 695
Default Rate 35.4% 21.1% 38.5% 42.7% 43.9% 20.6%
2004 Vintage and Prior $55.9 $562.9 $309.4 $148.1 $362.1 $715.3 $106,338 93% 687
Default Rate 30.2% 18.7% 25.1% 14.8% 23.8% 20.1%

RISK CHARACTERISTICS: STRUCTURED TRANSACTIONS

Primary Structured Portfolio:
PMI’s primary structured book represents approximately 12% of total primary risk in force.
Highest defaults are reported in the 2/28 hybrid ARMs product, in which:
All of the 2/28 hybrid ARM risk in force has passed the interest rate reset date.
Monthly reporting of notices of default began to decline in August 2007.
$376
$311
$166
$464 $363
$294
$295
$737
$811
$273
$2,773
$774
$961
$588
$2,099
35.6%
28.4%
22.1%
40.2%
38.5%
36.7%
22.6%
39.3%
50.8%
33.1%
26.6%
14.1%
23.8%
32.4%
38.6%
Total 720 and
above
680 -
719
620 -
679
575 -
619
Less
than 575
Fixed
Rate
ARMs 2/28s Interest
Only
LTV>97 Alt-A Calif. Florida Auto
States
CREDIT SCORE
LOAN TYPE
RISK CHARACTERISTICS
STRUCTURED TRANSACTIONS RISK IN FORCE AS OF JUNE 30, 2011
Risk in Force (dollars in millions).
Default Rate (as measured by policies).

(1)
Excludes unreported FICO scores.
(2)
At origination.
Note:  Categories are not mutually exclusive except for Credit Score and Loan Type.  Vintage refers to the year that the insurance was issued.

32 * * * * * * * * * * * * * * * * * * * * * * * * * * * *

MODIFIED POOL PORTFOLIO CHARACTERISTICS AT JUNE 30, 2011

All $ in Millions
Modified Pool:
Data shown in this exhibit is an aggregation of unique pools by book years.
Remaining risk in force (3) for modified pool was approximately $328 million at June 30, 2011.
Modified Pool with Deductibles remaining risk in force
(3)
was approximately $80 million.
Modified Pool without Deductibles remaining risk in force
(3)
was approximately $248 million.
All $ in Millions
2004 and Prior  2005  2006  2007  2008 / 2009
Insurance in Force $2,721 $167 $98 $926 n/a
Stop Loss Amount $121 $24 $12 $44 n/a
Losses Applicable to Deductible $29 $11 $2 $12 n/a
Deductible Balance $28 $0 $0 $8 n/a
PMI's Claims Paid to Date
(1)
$0 $2 $1 $2 n/a
Reserves for Losses
(2)
$12 $7 $3 $4 n/a
Remaining Risk In Force
(3)
$53 $3 $6 $19 n/a
2004 and Prior  2005  2006  2007 2008 / 2009
Insurance in Force $1,225 $549 $3,123 n/a n/a
Stop Loss Amount $208 $25 $305 n/a n/a
PMI's Claims Paid to Date
(1)
$40 $10 $99 n/a n/a
Reserves for Losses
(2)
$23 $10 $39 n/a n/a
Remaining Risk In Force
(3)
$76 $5 $167 n/a n/a
(1)
PMI’s claims paid to date relates to the modified pool contracts in force as of June 30, 2011 and therefore excludes any payments made as part of restructurings.
(2)
Established loss reserves for non-performing (i.e. delinquent) modified pool loans, which represents PMI’s estimate of losses for those loans at June 30, 2011.
(3)
Remaining risk in force excludes non-performing risk exposures, for which loss reserves have been established.

2/28S
MODIFIED POOL PORTFOLIO CHARACTERISTICS AT JUNE 30, 2011

(1)
Excludes unreported FICO scores.
(2)
Excludes Balloon, Buy Down, and Other.
(3)
At origination.
Note:  PMI did not insure any modified pool contracts with deductibles in 2008 or 2009 and did not insure any modified pool contracts without deductibles in 2007, 2008 or 2009.
Categories are not mutually exclusive except for Credit Score and Loan Type. Vintage refers to the year that the insurance was issued.
All $  in Millions, except for Average Loan Size
Modified Pool Portfolio Insurance in Force
DEDUCTIBLE
Total Less than 575 575 - 619 620 - 679 680 - 719 720 and above Fixed Rate ARM 2/28s
Total Portfolio $3,913 $163 $330 $1,074 $795 $1,549 $3,487 $425 $0
2008 Vintage $0 $0 $0 $0 $0 $0 $0 $0 $0
2007 Vintage $926 $100 $220 $388 $156 $61 $586 $340 $0
2006 Vintage $98 $32 $35 $28 $3 $0 $98 $0 $0
2005 Vintage $167 $0 $0 $58 $43 $66 $105 $62 $0
2004 Vintage and Prior $2,721 $31 $75 $601 $592 $1,422 $2,698 $23 $0
Interest Only LTV > 97% Alt-A California Florida Auto States Avg Loan Size Avg LTV
(3)
Avg FICO
Total Portfolio $93 $515 $1,257 $541 $258 $524 $129,131 74 703
2008 Vintage $0 $0 $0 $0 $0 $0 $0 0 0
2007 Vintage $0 $502 $0 $93 $74 $118 $171,774 95 639
2006 Vintage $0 $12 $0 $5 $9 $13 $140,334 82 595
2005 Vintage $0 $0 $135 $30 $20 $15 $179,717 77 706
2004 Vintage and Prior $93 $1 $1,122 $414 $155 $378 $116,899 69 722
Avg LTV
(2)
NON DEDUCTIBLE
Total Less than 575 575 - 619 620 - 679 680 - 719 720 and above Fixed Rate ARM 2/28s
Total Portfolio $4,897 $269 $597 $1,879 $1,122 $882 $2,827 $2,068 $0
2006 Vintage $3,123 $268 $582 $1,397 $604 $273 $1,126 $1,997 $0
2005 Vintage $549 $0 $4 $134 $174 $226 $544 $5 $0
2004 Vintage and Prior $1,225 $2 $12 $348 $344 $383 $1,156 $66 $0
Interest Only LTV > 97% Alt-A California Florida Auto States Avg Loan Size Avg LTV
(3)
Avg FICO
Total Portfolio $280 $1,162 $1,460 $750 $441 $620 $146,552 87 667
2006 Vintage $95 $1,160 $133 $337 $323 $521 $147,637 94 647
2005 Vintage $61 $0 $429 $143 $26 $24 $186,213 73 713
2004 Vintage and Prior $123 $2 $898 $270 $92 $75 $131,526 76 703
SPECIFIC PORTFOLIO CHARACTERISTICS
CREDIT SCORES
(1)
LOAN TYPE
(2)
SPECIFIC PORTFOLIO CHARACTERISTICS
CREDIT SCORES
(1)
LOAN TYPE
(2)

35 * * * * * * * * * * * * * * * * * * * * * * * * * * * *

Captive reinsurers are wholly-owned, bankruptcy remote subsidiaries of originators that provide mezzanine level reinsurance for loans for which PMI has provided primary mortgage insurance coverage.
PMI is the named beneficiary on captive trust balances totaling approximately $635 million as of June 30, 2011.
At June 30, 2011, approximately 39% of flow risk in force was covered by captive reinsurance agreements, including:
Based on current expectations of defaults, PMI forecasts the following approximate reductions to total incurred losses as a result of captive reinsurance agreements in 2011 and 2012:
PMI’S CAPTIVE REINSURANCE AGREEMENTS
FLOW RISK IN FORCE COVERED BY CAPTIVES
~ 43% of prime ~ 45% of Alt-A
~ 51% of less-than-A quality ~ 50% of LTVs >97%*
36
*
Captive coverage for LTVs greater than 97% may overlap with other listed categories.
BENEFIT FROM CAPTIVE REINSURANCE AGREEMENTS
(Dollars in Millions)
Actual Projected
$60
$122
$137
$350
$491
$34
2007 2008 2009 2010 2011 2012

PMI’S CAPTIVE REINSURANCE AGREEMENTS

Note: Due to rounding, the totals may not equal the sum of each category.
Note: For the combined captive trust arrangements, the weighted average entry point is 4.04% and the weighted average exit point is 11.73%.
Original RIF has been recalculated for the impact of rescissions.
The cumulative captive benefit on this page is for excess-of-loss (XOL) captive reinsurance agreements only.
PMI MORTGAGE INSURANCE CO.
CAPTIVE REINSURANCE AGREEMENTS ATTACHMENT ANALYSIS
(Dollars in millions)
Original Progression to
Book Year RIF Attachment Point
2004 & Prior Total $10,004 0 - 50% $226 $148.1 $373 $155.9 $645 $183.1
5,892 50 - 75% 383 156.3 672 196.1 605 165.0
2,399 75 - 99% 262 76.0 432 98.3 336 70.0
8,608 Attached 1,210 409.0 974 290.7 1,251 308.4
$26,904 $2,082 $789.4 $94.9 $10.9 $2,450 $741.0 $65.6 $6.8 $2,838 $726.5 $59.6 $4.4
2005 Total $11 0 - 50% $3 $0.2 $7 $0.3 $8 $0.3
44 50 - 75% 22 1.5 19 1.0 21 0.8
0 75 - 99% 0 0.0 0 0.0 4 0.4
4,499 Attached 1,535 614.9 1,650 575.7 1,916 525.4
$4,554 $1,559 $616.6 $308.1 $205.2 $1,676 $577.0 $284.8 $179.8 $1,949 $526.9 $242.5 $125.6
2006 Total $4 0 - 50% $2 $0.1 $2 $0.1 $2 $0.1
27 50 - 75% 13 0.9 7 0.4 15 0.7
14 75 - 99% 6 0.6 14 1.1 12 0.9
3,271 Attached 1,449 646.7 1,567 619.9 1,892 558.6
$3,316 $1,469 $648.4 $258.8 $205.5 $1,589 $621.6 $273.1 $191.0 $1,921 $560.3 $246.1 $124.1
2007 Total $21 0 - 50% $12 $0.3 $12 $0.1 $22 $0.6
9 50 - 75% 4 0.3 7 0.4 0 0.0
5 75 - 99% 2 0.2 0 0.0 7 0.4
4,822 Attached 2,755 894.3 3,025 789.8 3,653 756.1
$4,856 $2,774 $895.1 $337.9 $230.7 $3,045 $790.3 $317.6 $140.5 $3,681 $757.1 $327.1 $41.8
2008 Total $84 0 - 50% $48 $1.4 $43 $0.8 $123 $2.3
52 50 - 75% 6 0.5 143 6.3 167 6.8
263 75 - 99% 182 11.8 139 8.2 79 3.8
1,318 Attached 884 112.5 938 95.6 1,038 89.0
$1,717 $1,119 $126.2 $42.9 $2.3 $1,263 $110.9 $32.9 $0.5 $1,408 $101.9 $30.0 $0.0
Cumulative Captive Benefit (MM) $1,042.6 $654.6 $974.0 $518.5 $905.3 $295.9
Total Captive Trust Balances (MM) $634.7 $724.3 $900.2
Ever to Date
Incurred Losses
Paid Loss Paid Loss
RIF
Incurred Loss
Captive Current Current
RIF
Captive
RIF Incurred Losses Benefit
Cumulative
June 30, 2011
Incurred Loss
Cumulative Cumulative Cumulative Cumulative Cumulative
December 31, 2010 June 30, 2010
Benefit Benefit
Incurred Loss Paid  Loss
Captive Captive
Incurred Losses
Ever to Date
Benefit
Captive
Benefit
Captive
Benefit
Current Ever to Date

FORWARD-LOOKING STATEMENT
CAUTIONARY STATEMENT:
Statements in this portfolio supplement that are not historical facts, or that relate to future plans, events or performance, are “forward-looking” statements within the meaning of the Private Securities Litigation Reform Act of
1995. Such forward-looking statements include our estimates with respect to the future benefits of captive reinsurance. There can be no assurance that we will realize the expected future benefits from our captive reinsurance arrangements. Readers are cautioned that forward-looking statements by their nature involve risk and uncertainty because they relate to events and depend on circumstances that will occur in the future. Many factors could cause actual results and developments to differ materially from those expressed or implied by forward-looking statements. Other risks and uncertainties are discussed in the Cautionary
Statement to our press release and supplement dated August 4, 2011 regarding our Second Quarter 2011 Financial Results and in our SEC filings, including in Item 1A of our Annual Report on Form 10-K for the year ended December 31, 2010 and Item 1A of our Quarterly Report on Form 10-Q for the quarters ended March 31 and June 30, 2011. We undertake no obligation to update forward-looking statements.